GOLDMAN SACHS TRUST

Goldman Sachs Fixed Income Alternatives Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Fixed Income Macro Strategies Fund

(the “Fund”)

Supplement dated July 9, 2015 to the

Prospectus dated July 29, 2014 (the “Prospectus”)

At a meeting held on June 10-11, 2015, the Board of Trustees of Goldman Sachs Trust approved changes to the frequency of the Fund’s distributions from net investment income. These changes will take effect on August 1, 2015.

Currently, the Fund’s distributions from net investment income are declared daily and paid monthly. Effective on August 1, 2015, the Fund’s distributions from net investment income will be declared and paid annually. Distributions from net capital gains, if any, will continue to be declared and paid annually.

This Supplement should be retained with your Prospectus for future reference.

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